Supplement dated May 1, 2026, to the Updating Summary Prospectus and Prospectus

dated April 29, 2026, for Schwab Genesis Variable AnnuityTM NY

and Schwab Genesis Advisory Variable AnnuityTM NY contracts

issued by Protective Life and Annuity Insurance Company

PLAIC Variable Annuity Account S

This Supplement amends certain information in your variable annuity contract prospectus and updating summary prospectus (collectively, the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Current Expense listed in the “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT" section of the Prospectus for the Lord Abbett Series Fund - Bond Debenture Portfolio - Class VC is hereby deleted and replaced with 1.05%.

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-456-6330. Please keep this Supplement for future reference.